UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2017

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement

On October 25, 2017, Jaguar Health, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Maxim Group LLC (“Maxim”), which amends certain terms of the Company’s underwriting agreement (the “Underwriting Agreement”), dated September 29, 2017 (the “Signing Date”), with Maxim, as representative of the several underwriters named therein (the “Underwriters”) with respect to the previously announced issuance and sale of an aggregate of 21,250,000 shares (the “Shares”) of the Company’s voting common stock, par value $0.0001 per share, in an underwritten public offering (the “Offering”).

Among its other provisions, the Letter Agreement permits the Company to issue common stock or common stock equivalents at or above $0.20 per share or as non-direct cash or other consideration for financial commitments or arrangements and other services, subject to certain limitations, during the 120-day period beginning on the Signing Date (the “120 Tail Period”). The Letter Agreement also (i) provides for Maxim to serve as the sole and exclusive financial advisor to any financing conducted by the Company during the 120 Tail Period and receive a fee equal to 7.0% of the total gross proceeds received by the Company from investors contacted by Maxim in connection therewith, subject to certain exceptions and (ii) increases the fee tail payable by the Company to Maxim for any financing conducted by the Company with certain investors during the 12-month period following the Offering from 3.5% to 7.0% of the total gross proceeds received by the Company from such investors in connection therewith, subject to certain exceptions.  Lastly, the Letter Agreement permits the Company to amend, extend or otherwise modify certain of its and its subsidiary’s debt obligations, provided that such amendment, extension or other modification does not result in the issuance of shares of common stock or common stock equivalents at a conversion price of less than $0.40 per share.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated October 25, 2017, by and between Jaguar Health, Inc. and Maxim Group LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: October 26, 2017	By:	/s/ Karen S. Wright
	Name:	Karen S. Wright
	Title:	Chief Financial Officer